Related Party and Parties-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Parties-in-Interest Transactions	Related Party and Parties-in-Interest Transactions
Certain Master Trust investments are shares of mutual funds managed by the Trustee. Transactions related to these investments qualify as party-in-interest transactions. The Trustee collects management fees by offsetting the investment return in an amount as noted by the investment's expense ratio. Therefore, the Plan is not directly billed for these fees.

At December 31, 2025, the Plan held 16,471 shares of Charter Communications, Inc. common stock with a fair value of $3.4 million. During the year ended December 31, 2025, these investments earned realized gains of $14 thousand and unrealized losses of $2.2 million. During the year ended December 31, 2025, the Plan purchased $955 thousand and sold $686 thousand of these shares.